Exhibit 10.1

Execution Version

TENTH AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of November 6, 2020, is among SANCHEZ MIDSTREAM PARTNERS LP, a Delaware limited partnership (the “Borrower”), the guarantors party hereto (the “Guarantors”), each of the Lenders party hereto, and ROYAL BANK OF CANADA, as administrative agent (in such capacity, the “Administrative Agent”), and as collateral agent (in such capacity, the “Collateral Agent”), and as letter of credit issuer (in such capacity, the “Issuer”) and relates to that certain Third Amended and Restated Credit Agreement, dated as of March 31, 2015 (as amended, restated, modified or supplemented from time to time prior to the date hereof, the “Existing Credit Agreement”; and as amended hereby, the “Credit Agreement”), among the Borrower, the Lenders, the Administrative Agent, the Collateral Agent and the Issuer.

WITNESSETH:

WHEREAS, the Borrower desires to amend the Existing Credit Agreement on the terms set forth herein;

WHEREAS, Section 12.02 of the Existing Credit Agreement provides that the Borrower and the Lenders may amend the Existing Credit Agreement and the other Loan Documents for certain purposes;

WHEREAS, the Administrative Agent, the Collateral Agent, the Issuer, the Lenders party hereto, the Borrower and the Guarantors all desire to enter into this Amendment to amend the Existing Credit Agreement on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.Definitions.  Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

Section 2.Reduction of Maximum Revolving Credit Amount.  In accordance with Section 2.06(b) of the Credit Agreement, the Borrower hereby reduces the Maximum Revolving Credit Amount from $20,000,000 to $17,500,000, effective as of the Tenth Amendment Effective Date.  Such reduction in the Maximum Revolving Credit Amount shall be applied ratably among the Revolving Lenders in accordance with each Revolving Lender’s Applicable Percentage.

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108231.0172624 EMF_US 82599460v2

Section 3.Amendments to the Existing Credit Agreement.  The Existing Credit Agreement is hereby amended as follows:

(a)Clause (ii)(x) of the definition of “Applicable Percentage” in Section 1.02 of the Existing Credit Agreement is hereby amended and restated to provide as follows:

“(x) on the Ninth Amendment Effective Date, the percentage of the Aggregate Term Loan Commitment Amount represented by such Term Lender’s Term Loan Commitment and”

(b)The second sentence in the definition of “Maximum Revolving Credit Amount” in Section 1.02 of the Existing Credit Agreement is hereby amended and restated to provide as follows:

“The Maximum Revolving Credit Amount as of the Tenth Amendment Effective Date is $17,500,000.”

(c)The definition of “Permitted Holders” in Section 1.02 of the Existing Credit Agreement is hereby amended by amending and restating clauses (d) and (e) thereof and adding a new clause (f) as follows:

“(d) each Person that is a member of SP Holdings on the Tenth Amendment Effective Date, (e) the Stonepeak Investors, and (f) any Person Controlled by any one or more of the foregoing.”

(d)The definition of “Revolving Loan Limit” in Section 1.02 of the Existing Credit Agreement is hereby amended and restated to provide as follows:

“Revolving Loan Limit” means, as of any time of determination, the lesser of (i) (x) during the period from the Tenth Amendment Effective Date through May 14, 2021, $15,000,000 and (y) during the period from and after May 15, 2021, the positive difference of the Borrowing Base minus the aggregate outstanding principal amount of the Term Loans and (ii) the Maximum Revolving Credit Amount.

(e)Section 1.02 of the Existing Credit Agreement is hereby further amended by inserting in its alphabetically appropriate location therein the following new definitions:

“Stonepeak Investors” means (a) Stonepeak Partners LP and (b) any investment funds or partnerships advised, managed or sub-advised by Stonepeak Partners LP or its Affiliates.

“Tenth Amendment Effective Date” shall mean November 6, 2020.

(f)The second sentence of Section 2.04(e) of the Existing Credit Agreement is hereby amended and restated to provide as follows:

“Notwithstanding any contrary provision hereof, (i) if an Event of Default has occurred and is continuing or (ii) at any time on or after May 15, 2021, if a Borrowing Base Deficiency has occurred and is continuing, then no outstanding

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Borrowing may be continued as a Eurodollar Borrowing (and any Interest Election Request that requests the continuation of any Borrowing shall be ineffective).”

(g)Section 2.05(b)(ii) of the Existing Credit Agreement is hereby amended and restated to provide as follows:

“(ii) in the case of the Borrower, the interest rate applicable to the Loans comprising such Borrowing.”

(h)The proviso at the end of the first sentence of Section 2.08(a) of the Existing Credit Agreement is hereby amended and restated to provide as follows:

“; provided that the Borrower may not request the issuance, amendment, renewal or extension of Letters of Credit hereunder on or after May 15, 2021, if a Borrowing Base Deficiency exists at such time or would exist as a result thereof.”

(i)The last sentence of Section 2.08(e) of the Existing Credit Agreement is hereby amended by replacing the reference to “ABR” therein with “Alternate Base Rate”.

(j)Section 2.10(b) of the Existing Credit Agreement is hereby amended by replacing the reference to “Revolving Commitment Amount” therein with “Revolving Loan Commitment”.

(k)Section 2.10(c) of the Existing Credit Agreement is hereby amended by replacing the reference to “Revolving Loan Credit Amount” therein with “Revolving Loan Commitment”.

(l)Section 3.03(c)(i) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Upon the occurrence of a Borrowing Base Deficiency, the Administrative Agent shall give the Borrower and the Lenders prompt written notice thereof.  If a Borrowing Base Deficiency exists at any time during the period from April 1, 2021 through and including May 14, 2021 and is continuing on May 14, 2021 (after giving effect to (A) any Borrowings made on such date, (B) any voluntary prepayments of the Loans made pursuant to Section 3.03(a), (C) any mandatory prepayments of the Loans made pursuant to the other paragraphs of this Section 3.03(c) and (D) any increase (if any) in the Midstream Component upon a Scheduled Midstream Component Recalculation or any pro forma adjustment to the Midstream Component pursuant to Section 2.07(b), but without giving effect to any decrease (if any) in the Midstream Component upon a Scheduled Midstream Component Recalculation concurrently with delivery of the consolidated financial statements of the Borrower and its Subsidiaries pursuant to Section 8.01(b) for the fiscal quarter ending March 31, 2021), then the Borrower shall prepay Loans (whether Revolving Loans, Term Loans or a combination thereof) on May 14, 2021, in an amount sufficient to eliminate any such continuing Borrowing Base Deficiency.  If a Borrowing Base Deficiency exists on or after May 15, 2021, and such Borrowing Base Deficiency has not been

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eliminated on or prior to the date that is forty-five (45) days after the first occurrence of such Borrowing Base Deficiency (after giving effect to (A) any voluntary prepayments of the Loans made pursuant to Section 3.03(a), (B) any mandatory prepayments of the Loans made pursuant to the other paragraphs of this Section 3.03(c) and (C) any pro forma adjustment to the Midstream Component pursuant to Section 2.07(b)), then the Borrower shall prepay Loans (whether Revolving Loans, Term Loans or a combination thereof) on such forty-fifth (45th) day in an amount sufficient to eliminate any such continuing Borrowing Base Deficiency.  Any mandatory prepayment of a Borrowing Base Deficiency pursuant to this Section 3.03(c)(i) shall be made in the manner set forth in Section 3.03(d), (e), (f) and (g).

(m)Section 3.03(c)(v) of the Existing Credit Agreement is hereby amended by inserting the parenthetical “(other than cash in Cash Collateral Accounts and Excluded Cash)” immediately before the phrase “does not exceed $20,000,000, and in the manner set forth in Section 3.03(d), (e), (f) and (g).”.

(n)Section 3.03(g) of the Existing Credit Agreement is hereby amended and restated to provide as follows:

“(g)Application of Payments to Reduce Term Loans Due at Maturity.  To the extent the principal amount of any outstanding Term Loans is repaid pursuant to clauses (ii), (iv), (v) or (vi) of Section 3.03(c), such prepayments shall be applied dollar-for-dollar as a prepayment to reduce the outstanding principal amount of the Term Loans due on the Maturity Date (and for the avoidance of doubt, no mandatory prepayment of the Term Loans (other than any mandatory prepayment made pursuant to Section 3.03(c)(i) to eliminate a Borrowing Base Deficiency that is not also of a type described in any of the other paragraphs of Section 3.03(c)), shall be applied to or otherwise used to reduce any quarterly mandatory amortization payment required under Section 3.01(b)).”

(o)Section 6.02(a) of the Existing Credit Agreement is hereby amended and restated to provide as follows:

“(a)  At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, (x) no Default shall have occurred and be continuing and (y) except with respect to any Borrowing to be made or Letter of Credit to be issued, amended, renewed or extended at any time during the period from the Tenth Amendment Effective Date through May 14, 2021, no Borrowing Base Deficiency shall exist or result therefrom.”

(p)Section 6.02(c) of the Existing Credit Agreement is hereby amended and restated to provide as follows:

“(c)The representations and warranties of the Borrower and the Guarantors, if any, set forth in this Agreement and in the other Loan Documents shall be true

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and correct in all material respects (or if any such representation or warranty is qualified by or subject to a “materiality”, “material adverse effect”, “material adverse change” or any similar term or qualification, such representation or warranty shall be true and correct in all respects) on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (or if any such representation or warranty is qualified by or subject to a “materiality”, “material adverse effect”, “material adverse change” or any similar term or qualification, such representation or warranty shall be true and correct in all respects) as of such specified earlier date.”

(q)Section 7.16(c) of the Existing Credit Agreement is hereby amended by deleting the word “and” between the reference to “Sections 6.01(m)” and the reference to “8.01” and inserting in the place thereof the word “or”.

(r)Section 7.18(a) of the Existing Credit Agreement is hereby amended by deleting the phrase “secured parties” and inserting in the place thereof the defined term “Secured Parties”.

(s) Section 8.01(a)(i) of the Existing Credit Agreement is hereby amended by deleting the parenthetical “(without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit)” and inserting in the place thereof the following parenthetical:

“(without a “going concern” or like qualification or exception, other than resulting from (x) any actual or prospective breach of the financial covenants set forth in Section 9.01 of this Agreement or (y) the fact that the final maturity date of any Debt is less than one year after the date of such report, and without any qualification or exception as to the scope of such audit)”

(t)Section 8.18 of the of the Existing Credit Agreement is hereby amended by inserting the word “and” after the semicolon at the end of clause (c) thereof, replacing the semicolon at the end of clause (d) with a period and deleting clause (e) in its entirety.

(u)Section 9.02(f) of the Existing Credit Agreement is hereby amended by amended and restated to provide as follows:

“(f) (i) Debt incurred under Unsecured Notes and any guarantees by a Guarantor in respect thereof in an aggregate principal amount that would not cause, as of the date on which such Debt is incurred, the ratio of Total Net Debt to Adjusted EBITDA to exceed the maximum amount then permitted under Section 9.01(b) after giving pro forma effect to such incurrence, provided that (1) such Unsecured Notes and any Unsecured Notes Indenture under which such Unsecured Notes are issued contain customary terms and conditions for unsecured notes of similar type and of like tenor and amount and do not contain any financial covenants that are, taken as a whole, more onerous to the Borrower and

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its Subsidiaries than those imposed by this Agreement (as determined in good faith by the senior management of the General Partner) (as in effect on the date of incurrence of such Debt), (2) the final stated maturity date and the average life (based on the stated final maturity date and payment schedule provided at the date of issuance) of such Unsecured Notes shall not be earlier than 180 days after the Maturity Date (as in effect on the date of incurrence of such Debt), (3) at the time of and immediately after giving effect to each incurrence of such Debt, no Default or Event of Default shall have occurred and be continuing, and (4) the net cash proceeds of any issuance thereof shall be used to prepay the outstanding principal amount of the Term Loans pursuant to the terms and conditions of Section 3.03(c)(vi) and (ii) any Permitted Refinancing Debt in respect of any Debt described in clause (i) of this paragraph (f);”

(v)The second sentence of Section 12.04(c) of the Existing Credit Agreement is hereby amended by inserting the word “second” immediately before the word “proviso”.

Section 4.Ratification.  Except as expressly amended, modified or waived herein, each of the Borrower and the Guarantors hereby ratifies and confirms all of the Obligations under the Credit Agreement and the other Loan Documents to which it is a party, and all references to the Credit Agreement, the Mortgages and the Notes in any of the Loan Documents shall be deemed to be references to the Credit Agreement, the Mortgages and the Notes as amended, modified or waived hereby.

Section 5.Effectiveness.  This Amendment shall become effective on the date (the “Tenth Amendment Effective Date”) on which each of the following conditions is satisfied:

(a)the Administrative Agent shall have received counterparts of this Amendment executed by the Administrative Agent, the Collateral Agent, the Issuer, the Borrower, the Guarantors and Lenders comprising at least the Majority Lenders;

(b)to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulations, the Administrative Agent shall have received a Beneficial Ownership Certification;

(c)the Borrower and each Guarantor shall have confirmed and acknowledged to the Administrative Agent and the Lenders, and by its execution and delivery of this Amendment the Borrower and each Guarantor do hereby confirm and acknowledge to the Administrative Agent and the Lenders, that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite limited partnership or limited liability company action, as applicable, on the part of the Borrower or such Guarantor, as applicable, (ii) the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against the Borrower or such Guarantor, as applicable, in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization,

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moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity, (iii) the representations and warranties of the Borrower or such Guarantor, if any, set forth in the Credit Agreement and in each other Loan Document to which it is a party, shall be true and correct in all material respects on and as of the Tenth Amendment Effective Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such specified earlier date, (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents and (v) since December 31, 2019, there has been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect; and

(d)the Borrower shall have (i) paid to the Administrative Agent for the pro rata account of each Lender that shall have approved this Amendment (as evidenced by such Lender having delivered without restriction or condition to the Administrative Agent or its counsel an executed counterpart signature page hereto) on or prior to 2:00 pm Houston time on November 6, 2020 (the “Amendment Approval Deadline”) an amendment fee in an amount equal to ten (10) basis points on the aggregate amount of (x) all Term Loans then outstanding on such date plus (y) the Revolving Commitment Amount on such date (after giving effect to the reduction thereof pursuant to Section 3 above) and (ii) paid or reimbursed the Administrative Agent for all its reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation and execution and delivery of this Amendment (including the reasonable fees, disbursements and other charges of Mayer Brown LLP), in each case, to the extent provided in Section 12.03 of the Credit Agreement.

Section 6.Post-Closing Covenants; Milestone.  The Borrower shall deliver to the Administrative Agent on or before April 1, 2021, a certificate from an Authorized Officer certifying that either (a) (x) attached thereto is a true and correct copy of a binding engagement letter between one or more of the Borrower and an investment bank, an advisory firm or a “sell-side” oil and gas midstream acquisition and divestiture firm, in any case, of recognized standing in the oil and gas industry (such bank or firm referred to herein as the “Advisory Firm”) pursuant to which such Advisory Firm undertakes to advise the Borrower with respect to a possible strategic transaction, which may include one or a combination of the following or another similar transaction or transactions: (i) a sale of some or all of (x) the Midstream Properties of the Borrower or any of its Subsidiaries or (y) the Borrower’s equity interests, (ii) an issuance of equity interests in the Borrower or any of its Subsidiaries owning Midstream Properties, or (iii) a debt financing transaction (any of the transactions described in the forgoing clauses (i) through (iii), a “Qualifying Transaction”); and (y) the Borrower has communicated to the Advisory Firm that the target closing date for such Qualifying Transaction is not later than August 31, 2021, and that the net cash proceeds from such Qualifying Transaction would reasonably be expected to be greater than an amount that will allow the Borrower to repay in full all Obligations under the Loan Documents (collectively, the “Qualifying Transaction

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Conditions”), or (b) the Borrower has, with or without an Advisory Firm, taken material steps toward engaging in a Qualifying Transaction that would reasonably be expected to meet the Qualifying Transaction Conditions.  In the event that the certificate delivered by the Borrower pursuant to the preceding sentence contains the certification set forth in clause (b) of the preceding sentence and a Qualifying Transaction is not consummated on or before June 30, 2021, then the Borrower shall deliver to the Administrative Agent on or before June 30, 2021 a certificate from an Authorized Officer certifying that attached thereto is a true and correct copy of a binding engagement letter between one or more of the Borrower and an Advisory Firm of the type described in clause (a) of the preceding sentence.  The failure to comply with the covenants set forth in this Section 6 shall constitute an immediate Event of Default under the Credit Agreement.

Section 7.Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 8.Miscellaneous.

(a)On and after the Tenth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, referring to the Credit Agreement, and each reference in each other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Existing Credit Agreement as amended or otherwise modified by this Amendment.  This Amendment shall constitute a Loan Document for purposes of the Credit Agreement.

(b)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any Guarantor or any right, power or remedy of the Administrative Agent, the Collateral Agent, the Issuer or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(c)Each of the Borrower and each Guarantor represents and warrants that as of the date hereof (i) it has the limited partnership or limited liability company power and authority to execute, deliver and perform the terms and provisions of this Amendment, has taken all necessary limited partnership or limited liability company action to authorize the execution, delivery and performance of this Amendment, delivery and performance of this Amendment does not and will not contravene the terms of the Borrower’s or such Guarantor’s, as applicable, organizational documents; (ii) it has duly executed and delivered this Amendment and this Amendment constitutes the legal, valid and binding obligation of the Borrower or such Guarantor enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law); (iii) no Default or Event of Default has occurred and is continuing; and (iv) no action, suit, investigation or other proceeding is pending or threatened before any arbitrator or Governmental Authority seeking to restrain, enjoin or prohibit or declare illegal, or seeking

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damages from the Borrower in connection with this Amendment or which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

Section 9.Severability.  Any provisions of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid.

Section 10.Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, the Collateral Agent, the Issuer, the Lenders, the Borrower and each Guarantor and their respective successors and assigns.

Section 11.Counterparts; Electronic Execution.  This Amendment and each other Loan Document may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by fax or other electronic transmission of an executed counterpart of a signature page to this Amendment and each other Loan Document shall be effective as delivery of an original executed counterpart of this Amendment and such other Loan Document.  The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment or any other Loan Document shall be deemed to include electronic signatures, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, as in provided Parts 2 and 3 of the Personal Information Protection and Electronic Documents Act (Canada), the Electronic Commerce Act, 2000 (Ontario), the Electronic Transaction Acts (British Columbia), the Electronic Transactions Act (Alberta), or any other similar laws based on the Uniform Electronic Commerce Act of the Uniform Law Conference of Canada.  The Administrative Agent may, in its discretion, require that any such documents and signatures executed electronically or delivered by fax or other electronic transmission be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature executed electronically or delivered by fax or other electronic transmission.

Section 12.Headings.  The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment or any other Loan Document.

Section 13.Integration.  This Amendment represents the final agreement of the Borrower, each Guarantor, the Collateral Agent, the Administrative Agent, the Issuer, and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Borrower, any Guarantor, the Administrative Agent, the Collateral Agent, the Issuer, nor any Lender relative to subject matter hereof not expressly set forth or referred to herein.

Section 14.RELEASE.  IN CONSIDERATION OF THE MUTUAL COVENANTS AND AGREEMENTS SET FORTH IN THIS AMENDMENT, THE BORROWER AND EACH

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OF THE GUARANTORS HEREBY RELEASES, ACQUITS, DISCHARGES, COVENANTS NOT TO SUE, AND AGREES FOREVER TO HOLD HARMLESS THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, THE ISSUER AND EACH LENDER THAT EXECUTES AND DELIVERS TO THE ADMINISTRATIVE AGENT (OR ITS COUNSEL) A COUNTERPART OF THIS AMENDMENT ON OR BEFORE THE AMENDMENT APPROVAL DEADLINE, ALONG WITH ALL OF THEIR BENEFICIARIES, OFFICERS, DIRECTORS, SHAREHOLDERS, AGENTS, EMPLOYEES, SERVANTS, ATTORNEYS, ADVISORS AND REPRESENTATIVES, AS WELL AS THEIR RESPECTIVE HEIRS, EXECUTORS, LEGAL REPRESENTATIVES, ADMINISTRATORS, PREDECESSORS IN INTEREST, SUCCESSORS AND ASSIGNS (EACH INDIVIDUALLY, A “RELEASED PARTY”) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION, DEBTS, LIABILITIES, CONTRACTS, AGREEMENTS, OBLIGATIONS, ACCOUNTS, DEFENSES, SUITS, OFFSETS AGAINST THE INDEBTEDNESS EVIDENCED BY THE LOAN DOCUMENTS, ACTIONS, AND ANY AND ALL CLAIMS FOR DAMAGES OR RELIEF OF WHATEVER KIND OR NATURE, WHETHER IN EQUITY OR AT LAW, MONETARY OR NON-MONETARY, KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, MATURED OR UNMATURED, THAT THE BORROWER OR ANY GUARANTOR OR ANY SUBSIDIARY OF ANY OF THEM, HAS, HAD OR MAY HAVE AGAINST ANY RELEASED PARTY, INDIVIDUALLY OR COLLECTIVELY, FOR OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER OCCURRING ON OR AT ANY TIME PRIOR TO THE DATE OF THE EXECUTION OF THIS AMENDMENT, INCLUDING, WITHOUT LIMITATION, ANY MATTER THAT RELATES TO, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY (A) THIS AMENDMENT, THE CREDIT AGREEMENT, ANY NOTE, ANY SECURITY INSTRUMENTS, ANY OTHER LOAN DOCUMENT, ANY SWAP AGREEMENT OR SWAP TRANSACTION EXECUTED BY LENDERS OR THEIR AFFILIATES (COLLECTIVELY, THE “TRANSACTION DOCUMENTS”) OR THE TRANSACTIONS EVIDENCED HEREBY OR THEREBY, INCLUDING, WITHOUT LIMITATION, ANY DISBURSEMENTS UNDER ANY TRANSACTION DOCUMENTS, THE TERMS HEREOF OR THEREOF, OR THE APPROVAL, ADMINISTRATION OR SERVICING HEREOF OR THEREOF, OR (B) ANY NOTICE OF DEFAULT, EVENT OF DEFAULT IN REFERENCE TO ANY TRANSACTION DOCUMENTS OR ANY OTHER MATTER PERTAINING TO THE COLLECTION OR ENFORCEMENT BY ANY RELEASED PARTY OF THE INDEBTEDNESS EVIDENCED BY ANY TRANSACTION DOCUMENTS OR ANY RIGHT OR REMEDY UNDER ANY TRANSACTION DOCUMENTS, OR (C) ANY PURPORTED ORAL AGREEMENTS OR UNDERSTANDINGS BY AND BETWEEN ANY RELEASED PARTY AND THE BORROWER AND ANY GUARANTOR IN REFERENCE TO ANY TRANSACTION DOCUMENTS.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed by its officer(s) thereunto duly authorized as of the date first above written.

SANCHEZ MIDSTREAM PARTNERS LP, as Borrower

By:	SANCHEZ MIDSTREAM PARTNERS GP LLC, its general partner

By:	/s/ Charles C. Ward
Name:	Charles C. Ward
Title:	Chief Financial Officer

SEP HOLDINGS IV, LLC,
as a Guarantor

By:	/s/ Charles C. Ward
Name:	Charles C. Ward
Title:	Chief Financial Officer

CATARINA MIDSTREAM, LLC,
as a Guarantor

By:	/s/ Charles C. Ward
Name:	Charles C. Ward
Title:	Chief Financial Officer

SECO PIPELINE, LLC,
as a Guarantor

By:	/s/ Charles C. Ward
Name:	Charles C. Ward
Title:	Chief Financial Officer

ROYAL BANK OF CANADA,
as Administrative Agent and Collateral Agent

By:	/s/ Yvonne Brazier
Name:	Yvonne Brazier
Title:	Manager, Agency Services

ROYAL BANK OF CANADA,
as a Revolving Lender and the Issuer

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

ROYAL BANK OF CANADA,
as a Term Lender

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

Note

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BBVA USA f/k/a Compass Bank, as a Revolving Lender

By:	/s/ Mark Wolf
Name:	Mark H. Wolf
Title:	Senior Vice President

BBVA USA f/k/a Compass Bank, as a Term Lender

By:	/s/ Mark Wolf
Name:	Mark H. Wolf
Title:	Senior Vice President

Note

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TRUIST BANK, formerly known as Suntrust Bank, as a Revolving Lender

By:	/s/ Greg Krablin
Name:	Greg Krablin
Title:	Senior Vice President

TRUIST BANK, formerly known as Suntrust Bank, as a Term Lender

By:	/s/ Greg Krablin
Name:	Greg Krablin
Title:	Senior Vice President

Note

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CAPITAL ONE, NATIONAL ASSOCIATION,
as a Revolving Lender

By:	/s/ Matthew Brice
Name:	Matthew Brice
Title:	Director

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Term Lender

By:	/s/ Matthew Brice
Name:	Matthew Brice
Title:	Director

Note

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COMERICA BANK, as a Revolving Lender

By:	/s/ Cynthia B. Jones
Name:	Cynthia B. Jones
Title:	Vice President

COMERICA BANK, as a Term Lender

By:	/s/ Cynthia B. Jones
Name:	Cynthia B. Jones
Title:	Vice President

Note

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CITIBANK, N.A.,
as a Revolving Lender

By:	/s/ Jeff Ard
Name:	Jeff Ard
Title:	Vice President

CITIBANK, N.A.,
as a Term Lender

By:	/s/ Jeff Ard
Name:	Jeff Ard
Title:	Vice President

Note

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as a Revolving Lender

By:	/s/ Sathish Shanthan
Name:	Sathish Shanthan
Title:	Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as a Term Lender

By:	/s/ Sathish Shanthan
Name:	Sathish Shanthan
Title:	Authorized Signatory

Note

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ING CAPITAL LLC,
as a Revolving Lender

By:	/s/ Scott Lamoreaux
Name:	Scott Lamoreaux
Title:	Director

By:	/s/ Lauren Gutterman
Name:	Lauren Gutterman
Title:	Vice President

ING CAPITAL LLC,
as a Term Lender

By:	/s/ Scott Lamoreaux
Name:	Scott Lamoreaux
Title:	Director

By:	/s/ Lauren Gutterman
Name:	Lauren Gutterman
Title:	Vice President

Note

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CIT BANK, N.A., as a Revolving Lender

By:	/s/ John Feeley
Name:	John Feeley
Title:	Director

CIT BANK N.A., as a Term Lender

By:	/s/ John Feeley
Name:	John Feeley
Title:	Director

Note

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MACQUARIE INVESTMENTS US INC.
as a Revolving Lender

By:	/s/ Garrison Ziff
Name:	Garrison Ziff
Title:	Division Director

By:	/s/ James M. Jordan
Name:	James M. Jordan
Title:	Executive Director

MACQUARIE INVESTMENTS US INC.
as a Term Lender

By:	/s/ Garrison Ziff
Name:	Garrison Ziff
Title:	Division Director

By:	/s/ James M. Jordan
Name:	James M. Jordan
Title:	Executive Director

Note

735399300 14464587